UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     May 21, 2019

Southern First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

100 Verdae Boulevard, Suite 100, Greenville, SC	29607
(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SFST	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2019, of the 7,505,636 shares of common stock outstanding and entitled to vote at the 2019 Annual Shareholders’ Meeting, 6,972,299 shares were present in person or by proxy, representing 92.9% of votes received, and the following matters were voted upon and approved by our shareholders at the 2019 Annual Meeting:

1.	the election of four members to our board of directors;
2.	the non-binding resolution on our executive compensation policies and procedures;
3.	the advisory, non-binding resolution on the frequency of the vote on the compensation of our executive officers; and
4.	the ratification of the appointment of Elliott Davis, LLC as our independent public accountant.

The following is a summary of the voting results for each matter presented to the shareholders:

1.Election of Directors

	Votes	Votes	Broker Non-
Director’s Name	For	Withheld	Votes
Leighton M. Cubbage	5,111,526	422,167	1,438,606
David G. Ellison	5,301,658	232,035	1,438,606
James B. Orders, III	5,302,813	230,880	1,438,606
Anna T. Locke	5,412,234	121,459	1,438,606

The following individuals continue to serve as directors until our Annual Meeting in the year indicated:

Directors Whose Terms Will Expire in 2020
Andrew B. Cajka
Anne S. Ellefson
Fred Gilmer, Jr.
Tecumseh Hooper, Jr.

Directors Whose Terms Will Expire in 2021
Mark A. Cothran
Rudolph G. Johnstone, III, M.D.
R. Arthur Seaver, Jr.
Anna T. Locke

Directors Whose Terms Will Expire in 2022
Leighton M. Cubbage
David G. Ellison
James B. Orders, III

2.Executive Compensation Policies and Procedures

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,318,419	56,502	158,772	1,438,606

3.Frequency of Vote on Executive Compensation

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
5,025,371	3,319	339,144	165,859	1,438,606

Consistent with the recommendation of the board of directors as set forth in the Southern First Bancshares, Inc. (the “Company”) proxy statement for the Annual Meeting and the vote of the shareholders at the Annual Meeting, the board of directors has determined to include an advisory shareholder vote on executive compensation in the Company's proxy materials every year. This policy will remain in effect until the next shareholder vote on the frequency of shareholder votes on executive compensation.

4.Ratification of the Appointment of Elliott Davis, LLC

Votes For	Votes Against	Votes Abstained
6,897,782	6,302	68,215

ITEM 7.01 Regulation FD Disclosure

Southern First Bancshares, Inc. (the “Company”) is hereby furnishing a slide presentation posted on the Company's website in connection with the 2019 Annual Shareholders' Meeting on May 21, 2019. The presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 and Exhibit 99.1 of Item 9.01 is being furnished, not filed. Accordingly, the information in this Item 7.01 and Exhibit 99.1 of Item 9.01 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that (i) the information in this report is material or complete or (ii) investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

The information in Item 7.01 and Exhibit 99.1 of Item 9.01 contains projections and forward-looking statements regarding events or the future financial performance of the Company. These forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected non-interest expenses, excessive loan losses and other factors) that may cause the Company’s actual results to differ materially from the anticipated results expressed in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect the Company’s operating results in documents filed by the Company with the Securities and Exchange Commission, including the Annual report on Form 10-K and other required filings. The Company assumes no duty to update the forward-looking statements made in this presentation.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits: The following exhibits are filed as part of this report:

Exhibit
Number	Description
99.1	Slide presentation posted on the Company's website in connection with the 2019 Annual Shareholders' meeting held on May 21, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

By:	/s/Michael D. Dowling
Name	Michael D. Dowling
Title:	Chief Financial Officer

Dated: May 22, 2019

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Slide presentation posted on the Company’s website in connection with the 2019 Annual Shareholders’ meeting held on May 21, 2019.